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                                                                EXHIBIT 10.16


           AMENDED AND RESTATED FEDERAL INCOME TAX SHARING AGREEMENT
           ---------------------------------------------------------


        This Amended and Restated Federal Income Tax Sharing Agreement (the "Agreement") is made and entered into as of the 10th day of August, 1999, by and among Hollywood Casino Corporation, a Delaware corporation ("HCC"), HWCC Development Corporation, a Texas corporation, Hollywood Management, Inc., a Texas corporation, HWCC-Tunica, Inc., a Texas corporation, HWCC-Golf Course Partners, Inc., a Delaware corporation, Hollywood Casino-Aurora, Inc., an Illinois corporation, HWCC-Shreveport, Inc., a Louisiana corporation, HWCC-Argentina, Inc., a Texas corporation, HWCC-Louisiana, Inc., a Louisiana corporation, HWCC-Holdings, Inc., a Texas corporation, HWCC-Aurora Management, Inc., an Illinois corporation, HWCC-Transportation, Inc., a Texas corporation, HCS I, Inc., a Louisiana corporation and HCS II, Inc., a Louisiana corporation (each corporation other than HCC, a "Subsidiary" and together, the "Subsidiaries").

                                   RECITALS
                                   --------

        WHEREAS, HCC and the Subsidiaries are members of an affiliated group of corporations, as defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "Code"), of which HCC is the common parent (the "Company Group");

        WHEREAS, HCC files and will continue to file consolidated federal income tax returns with the Subsidiaries; and

        WHEREAS, the parties hereto wish to provide for the allocation among them of consolidated federal income tax liability for taxable years and certain related matters;

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                                  AGREEMENTS
                                  ----------


        NOW THEREFORE, in consideration of the foregoing promises and of the mutual covenants herein contained, the parties hereto agree as follows:

        1.  DEFINITIONS
            -----------

        (a) Terms used in this Agreement shall have the meanings ascribed to them in, and shall be interpreted in accordance with, the relevant provisions of the Code and the regulations and rulings issued thereunder, as from time to time in effect.

        (b) For purposes of this Agreement, the terms set forth below shall be defined as follows:

            (i) Determination - The term "Determination" means and includes any determination within the meaning of Section 1313(a) of the Code and any of the events specified in Sections 6213(b) or (d) of the Code.

            (ii) Hypothetical Tax Liability - The term "Hypothetical Tax Liability" as it relates to any Subsidiary is the federal income tax liability and federal estimated tax payments determined by HCC in its reasonable discretion and computed as if such Subsidiary had filed its own separate federal income tax returns or had been required to make its own separate estimated tax payments (taking into account loss, deduction and credit carryforwards), but subject to the modifications specified in Treas. Reg. Section 1.1552-1(a)(2)(ii), provided, that (i) such liability shall be computed using
                    --------
the highest marginal corporate tax rate in effect for such taxable year; and
(ii) if for any taxable year a Tax would be imposed on such Subsidiary pursuant to Section 55 of the Code, such Subsidiary's Hypothetical Tax Liability shall be increased by the amount of Tax that would be imposed under such section, computed using the alternative minimum

                                       2
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tax rates set forth in Section 55(b)(1) of the Code and taking into account items specified in Section 55(b)(2) of the Code attributable to such Subsidiary.

        2.  ALLOCATION OF CONSOLIDATED
            FEDERAL INCOME TAX LIABILITY
            ----------------------------

        (a) If a consolidated federal income tax return is filed by HCC on behalf of the Company Group for any taxable year, each Subsidiary shall pay to HCC an amount equal to its Hypothetical Tax Liability for such taxable year. HCC shall provide to each Subsidiary a schedule that sets forth in reasonable detail the calculation of its Hypothetical Tax Liability for such taxable year.

        (b) For purposes of the payment of such Hypothetical Tax Liability, HCC shall calculate an amount that would be required to be paid under the estimated tax requirements of Section 6655 of the Code and any other relevant sections of the Code for each Subsidiary. The amount required to be paid by each Subsidiary to HCC pursuant to this paragraph for such taxable year shall be paid on a current basis not later than the date on which the Company Group's consolidated federal income tax quarterly estimated tax payments are due to be paid for such quarter of such taxable year. To the extent that any Subsidiary's Hypothetical Tax Liability for a given year exceeds the aggregate of the quarterly estimated tax payments made by such Subsidiary for such year, such Subsidiary shall make an additional tax payment (together with any and all interest, additions to tax, fines and penalties with respect thereto) under the requirements of Section 6151 of the Code. Such final tax payment shall be made to HCC no later than the date the Company Group consolidated final tax payment is due. To the extent that the quarterly estimated tax payments made by a Subsidiary during a particular tax year exceed its Hypothetical

                                       3
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Tax Liability for such year, the excess shall be refunded by HCC or credited toward such Subsidiary's subsequent year's estimated tax payment.

        (c) Each Subsidiary shall provide HCC with all of the tax related information necessary for HCC to compute (i) such Subsidiary's quarterly estimated tax payments no later than fifteen (15) days before the Company Group's consolidated federal income tax quarterly estimated tax payments are due for a particular quarter and (ii) such Subsidiary's share of the Company Group's final tax payment for a taxable year no later than February 28 of the next succeeding taxable year of the Company Group.

        3.  TAX SAVINGS
            -----------

        (a) No payments shall be made by HCC to any Subsidiary for any loss, deduction or credit generated by such Subsidiary in a taxable year, except if such Subsidiary could carry back (under applicable principles of tax law), had it filed a federal income tax return separate from the Company Group, all or a portion of such loss, deduction or credit to a prior taxable year in respect of which the Subsidiary had made payments to HCC pursuant to Section 2 hereof, and if the carryback of such loss, deduction or tax credit would reduce (but not below zero) the amount of such payments (the "Hypothetical Tax Reduction").

        (b) The payments described in this Section 3 shall be paid by HCC to the applicable Subsidiary five (5) days after the date on which the Company Group consolidated federal income tax return is required to be filed (taking into account any extension thereof) for the taxable year in which the conditions in
Section 3(a) above are met. The amount of the payment described in this Section 3 shall be equal to the Hypothetical Tax Reduction.

                                       4
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        4.  ADJUSTMENTS TO CONSOLIDATED
            FEDERAL INCOME TAX LIABILITY
            ----------------------------

            If pursuant to a Determination, the filing of an amended tax return or a claim for refund, a change or adjustment is made to items reported on a consolidated federal income tax return of the Company Group, then the amount of the payments required to be made pursuant to Section 2 hereof shall be recomputed for such taxable year in accordance with the provisions of Section 2 hereof, taking into account such change or adjustment. The parties recognize that the recomputed liability is not necessarily the final tax liability and that there may be additional recomputations. Not later than (i) five (5) days before the due date for any additional payment of tax by HCC, (ii) five (5) days after the receipt of a refund or (iii) promptly following the event giving rise to the recomputation if such event will not result in the payment of additional tax or the receipt of a refund, HCC shall pay to the applicable Subsidiary or Subsidiaries, or the applicable Subsidiary or Subsidiaries shall pay to HCC, as the case may be, the difference between the amount originally paid under Section 2 hereof and the recomputed amounts.

        5.  NEW MEMBERS
            -----------

            If sufficient stock of any corporation is acquired hereafter by any member of the Company Group so that the corporation becomes a member of the Company Group (the "New Member"), the New Member shall become a party to this Agreement by delivering to HCC a written instrument to such effect. HCC and/or such members of the Company Group which own stock of the New Member shall use their best efforts to cause the delivery of such written instrument and the execution of Form 1122, Authorization and Consent of Subsidiary Corporation to be included in a

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Consolidated Income Tax Return. The parties hereto hereby agree to the inclusion of any such New Member as a party to this Agreement.

        6.  TERM OF AGREEMENT
            -----------------

        This Agreement shall continue in effect until sixty days after the expiration of the applicable statute of limitations (including all periods of extension, whether automatic or permissive) with respect to the final taxable year of the Company Group which includes any Subsidiary or New Member.

        7.  INTEREST ON LATE PAYMENTS
            -------------------------

        Any payment due and owing by one party hereto to another which is not paid on or before the due date (if any) specified herein shall bear interest at the blended rate in effect under Section 6621(a)(1) of the Code for the period beginning on the day after the date the payment is due hereunder to the date on which the payment is made.

        8.  EFFECTIVE DATE
            --------------

        This Agreement shall be effective as of May 14, 1992.

        9.  MISCELLANEOUS PROVISIONS
            ------------------------

        (a) This Agreement supersedes all prior written or oral understandings between the parties hereto relating to the subject matter hereof and contains the entire understanding of the parties hereto with respect to such subject matter. No alteration, amendment, or modification of any of the terms of this Agreement shall be valid unless made by an instrument signed in writing by an authorized officer of each party hereto.

        (b) This Agreement has been made in, and shall be construed and enforced in accordance with the laws of, the State of Texas, without regard to Texas's conflict of law principles.

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        (c)     As between the parties hereto, the provisions of this Agreement shall fix the liability of each to the other as to the matters provided for herein, regardless of whether such provisions are controlling for federal income tax or other purposes (including, without limitation, computations of earnings and profits).

        (d) This Agreement shall be binding upon, enforceable by and against, and inure to the benefit of, the parties hereto and their respective successors and assigns, and no assignment shall relieve any party's obligation hereunder without the written consent of the other party.

        (e) In case any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

        (f) All determinations required hereunder for each taxable year shall be made by HCC. Such determination shall be final and binding upon the parties for the purposes hereof.

        In witness whereof, the parties hereto have caused this Agreement to be duly executed as of the 10th day of August, 1999.



                                HOLLYWOOD CASINO CORPORATION

                                By:   /s/ WILLIAM D. PRATT
                                   -------------------------------
                                   Name:  William D. Pratt
                                   Title: Executive Vice President


                               HWCC DEVELOPMENT CORPORATION

                                By:   /s/ CHARLES F. LAFRANO
                                   -------------------------------
                                   Name:  Charles F. LaFrano, III
                                   Title: Vice President


                               HOLLYWOOD MANAGEMENT, INC.

                                By:   /s/ WILLIAM D. PRATT
                                   -------------------------------
                                   Name:  William D. Pratt
                                   Title: Vice President


                               HWCC-TUNICA, INC.

                                By:   /s/ CHARLES F. LAFRANO
                                   -------------------------------
                                   Name:  Charles F. LaFrano III
                                   Title: Vice President


                               HWCC-GOLF COURSE PARTNERS, INC.

                                By:   /s/ CHARLES F. LAFRANO
                                   -------------------------------
                                   Name:  Charles F. LaFrano, III
                                   Title: Vice President


                              HOLLYWOOD CASINO-AURORA, INC.

                                By:   /s/ CHARLES F. LAFRANO
                                   -------------------------------
                                   Name:  Charles F. LaFrano, III
                                   Title: Vice President
\



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                                HWCC-ARGENTINA, INC.

                                By:   /s/  WILLIAM D. PRATT
                                   -----------------------------------
                                   Name:   William D. Pratt
                                   Title:  Vice President


                                HWCC-SHREVEPORT, INC.

                                By:   /s/  PAUL C. YATES
                                   -----------------------------------
                                   Name:   Paul C. Yates
                                   Title:  Executive Vice President
                                           and Chief Financial Officer


                                HWCC-LOUISIANA, INC.

                                By:   /s/  PAUL C. YATES
                                   -----------------------------------
                                   Name:   Paul C. Yates
                                   Title:  Executive Vice President
                                           and Chief Financial Officer


                                HWCC-HOLDINGS, INC.

                                By:   /s/  WILLIAM D. PRATT
                                   ---------------------------------
                                   Name:   William D. Pratt
                                   Title:  Vice President


                                HWCC-AURORA MANAGEMENT, INC.

                                By:   /s/  CHARLES F. LAFRANO
                                   ---------------------------------
                                   Name:   Charles F. LaFrano, III
                                   Title:  Vice President


                                HWCC-TRANSPORTATION, INC.

                                By:   /s/  WILLIAM D. PRATT
                                   ---------------------------------
                                   Name:   William D. Pratt
                                   Title:  Vice President




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                                HCS I, INC.

                                By:  /s/  PAUL C. YATES
                                   ----------------------------------
                                   Name:  Paul C. Yates
                                   Title: Executive Vice President
                                          and Chief Financial Officer


                                HCS II, INC.

                                By:  /s/  PAUL C. YATES
                                   ----------------------------------
                                   Name:  Paul C. Yates
                                   Title: Executive Vice President
                                          and Chief Financial Officer